SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2002

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index page 4

Item 5. Other Events

On April 15, 2002 the Company issued a press release announcing the election of Lowry F. Kline to succeed Summerfield K. Johnston, Jr. as Chairman; and Marvin J. Herb elected as new Director.

On April 17, 2002, the Company issued a press release announcing 2002 first-quarter results.

Item 7. Financial Statements and Exhibits

            (c)     Exhibits.

99.1	Press release issued April 15, 2002.
99.2	Press release issued April 17, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             COCA-COLA ENTERPRISES INC.
                                                                                           (Registrant)

Date: April 19, 2002                                   S/ E. LISTON BISHOP, III
                                                                     E. Liston Bishop, III
                                                                     Vice President and
                                                                     Deputy General Counsel

COCA-COLA ENTERPRISES INC.

EXHIBIT INDEX

Exhibit No.
99.1	Press release issued April 15, 2002.
99.2	Press release issued April 17, 2002.